                                                                      EXHIBIT 99

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION

EX-99.a1       Articles of Incorporation of American Century Quantitative Equity
Funds,  Inc.,  dated  February  26, 2004  (filed as Exhibit a to  Post-Effective
Amendment  No. 34 to the  Registration  Statement of the  Registrant on March 1,
2004, File No. 33-19589, and incorporated herein by reference).

EX-99.a2       Articles  Supplementary of American Century  Quantitative  Equity
Funds,  Inc.,  dated  April 22,  2004  (filed as  Exhibit  a2 to  Post-Effective
Amendment No. 35 to the  Registration  Statement of the  Registrant on April 29,
2004, File No. 33-19589, and incorporated herein by reference).

EX-99.a3       Articles  Supplementary of American Century  Quantitative  Equity
Funds, Inc., dated May 4, 2004 (filed as Exhibit a3 to Post-Effective  Amendment
No. 38 to the  Registration  Statement of the  Registrant  on February 17, 2005,
File No. 33-19589, and incorporated herein by reference).

EX-99.a4       Articles  Supplementary of American Century  Quantitative  Equity
Funds, Inc., dated August 29, 2005.

EX-99.b        Amended  and  Restated  Bylaws,  dated  August 26, 2004 (filed as
Exhibit b to  Post-Effective  Amendment No. 38 to the Registration  Statement of
the Registrant on February 17, 2005, File No. 33-19589,  and incorporated herein by reference).

EX-99.c        Registrant hereby incorporates by reference,  as though set forth fully herein, the Fifth and Seventh declarations of the Registrant's Articles of
Incorporation, appearing as Exhibit (a) herein, and Sections 3 through 11 of the
Registrant's Bylaws, appearing as Exhibit (b) herein.

EX-99.d        Amended and Restated  Management  Agreement with American Century
Investment Management, Inc., dated September 29, 2005.

EX-99.e        Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 29, 2005.

EX-99.g1       Master  Agreement with Commerce Bank N.A., dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2       Global Custody  Agreement with The Chase  Manhattan  Bank,  dated
August 9, 1996 (filed as Exhibit b8 to  Post-Effective  Amendment  No. 31 to the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3       Amendment  to  the  Global  Custody   Agreement  with  The  Chase
Manhattan  Bank,  dated  December 9, 2000 (filed as Exhibit g2 to  Pre-Effective
Amendment  No. 2 to the  Registration  Statement  of American  Century  Variable
Portfolios II, Inc. on January 9, 2001,  File No.  333-46922,  and  incorporated herein by reference).

EX-99.g4       Amendment  No. 2 to the Global  Custody  Agreement  with JPMorgan
Chase Bank, dated May 1, 2004 (filed as Exhibit g4 to  Post-Effective  Amendment
No. 35 to the  Registration  Statement of the Registrant on April 29, 2004, File
No. 33-19589, and incorporated herein by reference).

EX-99.g5       Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  the  Registrant  on  April  29,  2004,  File  No.  33-19589,  and
incorporated herein by reference).

EX-99.g6       Special  Custody and Pledge  Agreement with Goldman,  Sachs & Co.
and State Street Bank and Trust Company, dated September 29, 2005.

EX-99.g7       Custodian and Investment  Accounting  Agreement with State Street
Bank  and  Trust   Company,   dated  May  27,  2005  (filed  as  Exhibit  g6  to
Post-Effective  Amendment  No.  27 to the  Registration  Statement  of  American
Century  Investment Trust on May 27, 2005, File No.  33-65170,  and incorporated herein by reference).

EX-99.g8       Amendment No. 1 to Custodian and Investment  Accounting Agreement
with State Street Bank and Trust Company, effective September 30, 2005.

EX-99.h1       Transfer  Agency   Agreement  with  American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2       Amendment No. 1 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated  June 29,  1998  (filed as  Exhibit 9b to
Post-Effective  Amendment No. 23 to the Registration Statement of the Registrant
on June 29, 1998, File No. 33-19589, and incorporated herein by reference).

EX-99.h3       Amendment No. 2 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds File on December 29, 2000, No.
2-82734, and incorporated herein by reference).

EX-99.h4       Amendment No. 3 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  File on July  30,  2001,  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5       Amendment No. 4 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h6       Amendment No. 5 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h7       Amendment No. 6 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h8       Amendment No. 7 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9       Amendment No. 8 to the Transfer  Agency  Agreement  with American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment No. 35 to the Registration  Statement of Registrant on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.h10      Amendment No. 9 to the Transfer  Agency  Agreement  with American
Century Services,  LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment  No. 38 to the  Registration  Statement of the  Registrant  on May 13,
2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11      Amendment No. 10 to the Transfer  Agency  Agreement with American
Century Services, LLC, dated September 29, 2005.

EX-99.h12      Credit  Agreement  with JPMorgan  Chase Bank,  as  Administrative
Agent, dated December 17, 2003, (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement of American Century Target Maturities Trust
on January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h13      Termination,  Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h14      Customer Identification Program Reliance Agreement,  dated August
26,  2004  (filed  as  Exhibit  h2  to  Pre-Effective  Amendment  No.  1 to  the
Registration Statement of American Century Asset Allocation Portfolios,  Inc. on
September 1, 2004, File No. 333-116351, and incorporated herein by reference).

EX-99.h15      New  Account  Agreement  with  Goldman,  Sachs &  Co.

EX-99.h16      Prime Brokerage  Supplement with Goldman,  Sachs & Co.

EX-99.h17      Amendment  No.  1 to  Prime  Brokerage  Agreement,  dated  as  of
September  29, 2005,  by and between  Goldman,  Sachs & Co. and  Long/Short
Equity Fund, a series of American Century Quantitative Equity Funds, Inc.

EX-99.i        Opinion and Consent of Counsel,  dated  September  29,  2005,  is included herein.

EX-99.j1       Consent of  PricewaterhouseCoopers  LLP,  independent  registered accounting firm, dated September 26, 2005, is included herein.

EX-99.j2       Power of Attorney, dated December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3       Power of  Attorney,  dated  March 1, 2005 (filed as Exhibit j3 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j4       Power of  Attorney,  dated  March 1, 2005 (filed as Exhibit j4 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j5       Secretary's  Certificate,  dated  December  10,  2004  (filed  as
Exhibit j3 to Post-Effective  Amendment No. 38 to the Registration  Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.j6       Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to  Post-Effective  Amendment No. 25 to the  Registration  Statement of American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j7       Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to  Post-Effective  Amendment No. 25 to the  Registration  Statement of American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.m1       Master  Distribution  and  Shareholder   Services  Plan  (Advisor
Class),  dated August 1, 1997 (filed as Exhibit m1 to  Post-Effective  Amendment
No. 32 to the Registration Statement of American Century Target Maturities Trust
on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2       Amendment to the Master  Distribution  and  Shareholder  Services
Plan (Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m3       Amendment  No.  1 to  the  Master  Distribution  and  Shareholder
Services  Plan  (Advisor  Class),  dated  August 1, 2001 (filed as Exhibit m3 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m4       Amendment  No.  2 to  the  Master  Distribution  and  Shareholder
Services Plan (Advisor  Class),  dated  December 3, 2001 (filed as Exhibit m4 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m5       Amendment  No.  3 to  the  Master  Distribution  and  Shareholder
Services  Plan  (Advisor  Class),  dated  July 1, 2002  (filed as  Exhibit m5 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  Target  Maturities  Trust on January 31, 2003,  File No.  2-94608,  and
incorporated herein by reference).

EX-99.m6       Amendment  No.  4 to  the  Master  Distribution  and  Shareholder
Services  Plan  (Advisor  Class),  dated May 1, 2004  (filed  as  Exhibit  m6 to
Post-Effective  Amendment No. 35 to the Registration  Statement of Registrant on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7       Amendment  No.  5 to  the  Master  Distribution  and  Shareholder
Services  Plan  (Advisor  Class),  dated July 29,  2005  (filed as Exhibit m7 to
Post-Effective  Amendment  No.  51 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 28,  2005,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m8       Amendment  No.  6 to  the  Master  Distribution  and  Shareholder
Services Plan (Advisor Class), dated September 29, 2005.

EX-99.m9       Master Distribution and Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m10      Amendment  No.  1  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to  Post-Effective  Amendment No. 44 to the  Registration  Statement of American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m11      Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to  Post-Effective  Amendment No. 16 to the  Registration  Statement of American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m12      Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.m13      Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m14      Amendment  No.  5  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment No. 40 to the  Registration  Statement of American
Century  California  Tax-Free and Municipal Funds on February 26, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.m15      Amendment  No.  6  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m16      Amendment  No.  7  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective  Amendment No. 38 to the Registration Statement of the Registrant
on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.m17      Amendment  No.  8  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (C Class), dated September 29, 2005.

EX-99.m18      Master Distribution and Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No.  17 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m19      Amendment  No.  1  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m20      Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (R Class),  dated February 24, 2005 (filed as Exhibit
m30 to Post-Effective Amendment No. 22 to the Registration Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2005, File No. 33-79482,
and incorporated herein by reference).

EX-99.m21      Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (R Class),  dated July 29, 2005 (filed as Exhibit m33 to  Post-Effective  Amendment No. 111 to the Registration  Statement of American
Century Mutual Funds, Inc. on July 28, 2005, File No. 2-14213,  and incorporated herein by reference).

EX-99.m22      Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (R Class), dated September 29, 2005.

EX-99.m23      Master Distribution and Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m24      Amendment  No.  1 to  the  Master  Distribution  and  Shareholder
Services  Plan (A Class),  dated  February  27,  2004  (filed as Exhibit  m18 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  26,  2004,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m25      Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m26      Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m27      Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m28      Amendment  No.  5  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (A Class), dated September 29, 2005.

EX-99.m29      Master Distribution and Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m30      Amendment  No.  1 to  the  Master  Distribution  and  Shareholder
Services  Plan (B Class),  dated  February  27,  2004  (filed as Exhibit  m20 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  26,  2004,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.m31      Amendment  No.  2  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m32      Amendment  No.  3  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m33      Amendment  No.  4  to  the  Master  Distribution  and  Individual
Shareholder  Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m34      Amendment  No.  5  to  the  Master  Distribution  and  Individual
Shareholder Services Plan (B Class), dated September 29, 2005.

EX-99.n1       Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2       Amendment No. 1 to the Amended and Restated  Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3       Amendment No. 2 to the Amended and Restated  Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4       Amendment No. 3 to the Amended and Restated  Multiple Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the Registration  Statement of American Century Mutual Funds, Inc. on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5       Amendment No. 4 to the Amended and Restated  Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of the Registrant on April 29, 2004, File No.  33-19589,
and incorporated herein by reference).

EX-99.n6       Amendment No. 5 to the Amended and Restated  Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment  Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7       Amendment No. 6 to the Amended and Restated  Multiple Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8       Amendment No. 7 to the Amended and Restated  Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9       Amendment No. 8 to the Amended and Restated  Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc.  on  March  30,  2005,  File  No.  33-79482,  and  incorporated  herein  by reference).

EX-99.n10      Amendment No. 9 to the Amended and Restated  Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration  Statement of American  Century Mutual Funds,  Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11      Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005.

EX-99.p1       American Century  Investments Code of Ethics (filed as Exhibit p1 to  Post-Effective  Amendment No. 38 to the  Registration  Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2       Independent  Directors' Code of Ethics amended  February 28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).